UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 29, 2004

UNITED DOMINION REALTY TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-10524	54-0857512
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

1745 Shea Center Drive, Suite 200, Highlands Ranch, Colorado	80129
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (720) 283-6120

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. Entry into a Material Definitive Agreement.

     On October 5, 2004, United Dominion Realty Trust, Inc. (the “Company”) filed with the Securities and Exchange Commission a Current Report on Form 8-K dated September 29, 2004 (Commission File No. 1-10524), reporting that on September 29, 2004, United Dominion Realty, L.P., a Delaware limited partnership (“UDR L.P.”) and a subsidiary of the Company, entered into a First Amendment to Agreement of Purchase and Sale (the “First Amendment”), with Essex The Crest, L.P., a California limited partnership, Essex El Encanto Apartments, L.P., a California limited partnership, Essex Hunt Club Apartments, L.P., a California limited partnership, Essex Rosebeach Apartments, L.P., a California limited partnership, Essex Andover Park Apartments, L.P., a California limited partnership, Essex Rivermark Apartments, L.P., a California limited partnership, Essex Arboretum Apartments, L.P., a California limited partnership, Essex Ocean Villa Apartments, L.P., a California limited partnership, Essex Carlsbad Apartments, L.P., a California limited partnership, Essex San Dimas Bonita Apartments, L.P., a California limited partnership, Essex San Dimas Canyon Apartments, L.P., a California limited partnership, Essex Huntington Beach Apartments, L.P., a California limited partnership, Essex Villa Venetia Apartments, L.P., a California limited partnership, Newport Beach North LLC, a Delaware limited liability company, Newport Beach South LLC, a Delaware limited liability company, and Essex Woodland Apartments, L.P., a California limited partnership (such entities being known collectively as the “Sellers”). The First Amendment amends the Agreement of Purchase and Sale dated as of August 13, 2004 (the “Agreement”), by and between UDR L.P. and the Sellers.

     This Form 8-K/A is being filed to report that on October 26, 2004, UDR L.P. and the Sellers entered into a Second Amendment to the Agreement (the “Second Amendment”) pursuant to which the parties agreed, among other things, to reduce the purchase price for the Coronado North Apartments at Newport Beach, California, and to report the completion of the acquisition of the properties described in Item 2.01 of this report on October 27, 2004, pursuant to the Agreement as amended.

     A copy of the Agreement is attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K dated September 28, 2004, filed with the Securities and Exchange Commission on September 29, 2004 (Commission File No. 1-10524), and is incorporated herein by reference.

     A copy of the First Amendment is attached as Exhibit 2.2 to the Company’s Current Report on Form 8-K dated September 29, 2004, filed with the Securities and Exchange Commission on October 5, 2004, and is incorporated herein by reference.

     A copy of the Second Amendment is attached as Exhibit 2.3 to this report and is incorporated herein by reference.

ITEM 2.01. Completion of Acquisition or Disposition of Assets.

     As reported in its Current Report on Form 8-K dated September 29, 2004, filed with the Securities and Exchange Commission on October 5, 2004, on September 30, 2004, the Company, through its subsidiary, UDR L.P., completed the acquisition of seven garden-style apartment communities for an aggregate purchase price of $263,950,000, pursuant to the Agreement and First Amendment referenced in Item 1.01 of this report. This Form 8-K/A is being filed to report that on October 27, 2004, the Company, through UDR L.P., completed the acquisition of the following seven garden-style apartments pursuant to the Agreement, as amended, for an aggregate purchase price of $322,050,000:

		Location of	Number	Purchase
Seller	Property Name	Property	of Homes	Price
Newport Beach North, LLC	Coronado North Apartments at Newport Beach	Newport Beach, CA	732	$109,000,000

Essex Ocean Villa Apartments, L.P.	Ocean Villas Apartments	Oxnard, CA	119	$18,000,000

Essex Villa Venetia Apartments, L.P.	Villa Venetia Apartments	Costa Mesa, CA	468	$92,500,000

Essex San Dimas Bonita Apartments, L.P.	The Villas at Bonita Apartments	San Dimas, CA	102	$16,250,000

Essex San Dimas Canyon Apartments, L.P.	The Villas at San Dimas Canyon Apartments	San Dimas, CA	156	$25,000,000

Essex Arboretum Apartments, L.P.	The Arboretum at Lake Forest Apartments	Lake Forest, CA	225	$44,000,000

Essex Carlsbad Apartments, L.P.	The Villas at Carlsbad Apartments	Carlsbad, CA	102	$17,300,000

		Total:	1,904	$322,050,000

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     To finance the acquisition of these properties, the Company borrowed approximately $203.4 million under its $500 million revolving credit facility with financial institutions including Wachovia Bank, National Association, Wachovia Securities, Inc., J.P. Morgan Securities, Inc., JPMorgan Chase Bank, Bank One, NA, Wells Fargo Bank, National Association, KeyBank National Association, SunTrust Bank, Citicorp North America, Inc. and SouthTrust Bank. The Company also assumed existing mortgage debt of approximately $118.7 million to fund the balance of the purchase price. The Company’s $500 million revolving credit facility is filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K dated March 14, 2003, filed with the Securities and Exchange Commission on April 3, 2003 (Commission File No. 1-10524), and is incorporated herein by reference.

     Under the terms of the Agreement, as amended, it is anticipated that the Company, through UDR L.P., will acquire the remaining two properties in the second and third quarters of 2005 for an aggregate purchase price of $169,000,000.

     A copy of the Agreement is attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K dated September 28, 2004, filed with the Securities and Exchange Commission on September 29, 2004, and is incorporated herein by reference.

     A copy of the First Amendment is attached as Exhibit 2.2 to the Company’s Current Report on Form 8-K dated September 29, 2004, filed with the Securities and Exchange Commission on October 5, 2004, and is incorporated herein by reference.

     A copy of the Second Amendment is attached to this report as Exhibit 2.3 and is incorporated herein by reference.

     The Company’s Current Report on Form 8-K dated September 29, 2004, filed with the Securities and Exchange Commission on October 5, 2004, included certain financial information indicated under Rule 3-14 and Article 11 of Regulation S-X for ten of the sixteen properties to be acquired pursuant to the Agreement and certain other properties. This financial information is set forth under Item 9.01 of the Company’s Form 8-K filed on October 5, 2004.

ITEM 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Real Estate Operations Acquired.

     The following financial statements were previously filed under Item 9.01(a) of the Company’s Current Report on Form 8-K dated September 29, 2004, filed with the Securities and Exchange Commission on October 5, 2004 (Commission File No. 1-10524):

Arborview, Calvert’s Walk and Liriope:

Report of Independent Registered Public Accounting Firm

Combined Statement of Revenue and Certain Expenses for the year ended December 31, 2003

The Preserve at Brentwood:

Report of Independent Registered Public Accounting Firm

Statements of Revenue and Certain Expenses for the year ended December 31, 2003 (audited) and for the three-month period ended March 31, 2004 (unaudited)

The Essex Properties:

Report of Independent Registered Public Accounting Firm

Combined Statements of Revenue and Certain Expenses for the year ended December 31, 2003 (audited) and for the six-month period ended June 30, 2004 (unaudited)

(b) Pro Forma Financial Information.

     The following pro forma financial information was previously filed under Item 9.01(b) of the Company’s Current Report on Form 8-K dated September 29, 2004, filed with the Securities and Exchange Commission on October 5, 2004 (Commission File No. 1-10524):

Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2004 (unaudited)

Pro Forma Condensed Consolidated Statements of Operations for the six-month period ended June 30, 2004 (unaudited) and for the year ended December 31, 2003 (unaudited)

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(c) Exhibits.

Exhibit
Number	Description
2.1	Agreement of Purchase and Sale dated as of August 13, 2004, by and between United Dominion Realty, L.P., a Delaware limited partnership, as Buyer, and Essex The Crest, L.P., a California limited partnership, Essex El Encanto Apartments, L.P., a California limited partnership, Essex Hunt Club Apartments, L.P., a California limited partnership, and the other signatories named as Sellers therein.(1)

2.2	First Amendment to Agreement of Purchase and Sale dated as of September 29, 2004, by and between United Dominion Realty, L.P., a Delaware limited partnership, as Buyer, and Essex The Crest, L.P., a California limited partnership, Essex El Encanto Apartments, L.P., a California limited partnership, Essex Hunt Club Apartments, L.P., a California limited partnership, and the other signatories named as Sellers therein.(2)

2.3	Second Amendment to Agreement of Purchase and Sale dated as of October 26, 2004, by and between United Dominion Realty, L.P., a Delaware limited partnership, as Buyer, and Essex The Crest, L.P., a California limited partnership, Essex El Encanto Apartments, L.P., a California limited partnership, Essex Hunt Club Apartments, L.P., a California limited partnership, and the other signatories named as Sellers therein.

(1)	Incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K dated September 28, 2004 and filed with the Securities and Exchange Commission on September 29, 2004 (Commission File No. 1-10524).

(2)	Incorporated by reference to Exhibit 2.2 of the Company’s Current Report on Form 8-K dated September 29, 2004 and filed with the Securities and Exchange Commission on October 5, 2004 (Commission File No. 1-10524).

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED DOMINION REALTY TRUST, INC.
By:	/s/ Scott A. Shanaberger
Scott A. Shanaberger
Senior Vice President and Chief Accounting Officer

Date: November 1, 2004

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EXHIBIT INDEX

Exhibit
Number	Description
2.1	Agreement of Purchase and Sale dated as of August 13, 2004, by and between United Dominion Realty, L.P., a Delaware limited partnership, as Buyer, and Essex The Crest, L.P., a California limited partnership, Essex El Encanto Apartments, L.P., a California limited partnership, Essex Hunt Club Apartments, L.P., a California limited partnership, and the other signatories named as Sellers therein.(1)

2.2	First Amendment to Agreement of Purchase and Sale dated as of September 29, 2004, by and between United Dominion Realty, L.P., a Delaware limited partnership, as Buyer, and Essex The Crest, L.P., a California limited partnership, Essex El Encanto Apartments, L.P., a California limited partnership, Essex Hunt Club Apartments, L.P., a California limited partnership, and the other signatories named as Sellers therein.(2)

2.3	Second Amendment to Agreement of Purchase and Sale dated as of October 26, 2004, by and between United Dominion Realty, L.P., a Delaware limited partnership, as Buyer, and Essex The Crest, L.P., a California limited partnership, Essex El Encanto Apartments, L.P., a California limited partnership, Essex Hunt Club Apartments, L.P., a California limited partnership, and the other signatories named as Sellers therein.

(1)	Incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K dated September 28, 2004 and filed with the Securities and Exchange Commission on September 29, 2004 (Commission File No. 1-10524).

(2)	Incorporated by reference to Exhibit 2.2 of the Company’s Current Report on Form 8-K dated September 29, 2004 and filed with the Securities and Exchange Commission on October 5, 2004 (Commission File No. 1-10524).